Exhibit 10.24

PREMIER PURCHASING PARTNERS, L.P.

AMENDMENT NUMBER #223 TO GROUP PURCHASING AGREEMENT

CONTRACT#: PP-PH-APP01

Product Category: Pharmaceuticals

(Extension of Term)

This Amendment Number 223 (“Amendment”), is entered into effective December 12, 2003, (the “Effective Date”), and shall amend and modify the Group Purchasing Agreement (Contract #: PP-PH-APP01) by and between Premier Purchasing Partners, L.P. (“Purchasing Partners”), and American Pharmaceutical Partners, Inc. (“Seller”), dated effective December 12, 1997 (the “Agreement”), as follows:

1. Extension of Term of Contract. Article 1.0 of the Agreement is hereby amended such that the term of the Agreement shall be extended until March 31, 2004 (the “Expiration Date”). The Agreement shall remain in effect until the Expiration Date, unless earlier terminated pursuant to the terms of the Agreement.

2. Other terms and Conditions. All other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment is hereby executed as of the Effective Date by the parties’ authorized representative set forth below.

PREMIER PURCHASING PARTNERS, L.P. (“Purchasing Partners”)

By:	PREMIER PLANS, LLC., Its General Partner		AMERICAN PHARMACEUTICAL PARTNERS, INC. (“Seller”)

	By:	/s/ Anthony J. Gulczynski	By:	/s/ Jeff Davey

	Printed Name:	Anthony J. Gulczynski	Printed Name:	Jeff Davey

	Title:	Vice President, Pharmacy	Title:	Manager, Corporate Marketing

	By:		By:	/s/ Jeffrey Yordon

	Printed Name:	Robert L. Hamon	Printed Name:	Jeffrey Yordon

Senior Vice President, Group

	Title:	Purchasing Services	Title:	C.O.O.